                                                                    EXHIBIT 99.9

Jun-2001                              1996-C                              Page 1





                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,147,935,537.87
Beginning of the Month Finance Charge Receivables:               $159,056,585.18
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,306,992,123.05

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,098,024,749.89
End of the Month Finance Charge Receivables:                     $162,066,884.47
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,260,091,634.36

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $798,024,749.89
End of the Month Transferor Percentage                                    25.76%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $71,034,071.60
     60-89 Days Delinquent                                        $51,528,237.57
     90+ Days Delinquent                                          $98,213,413.52

     Total 30+ Days Delinquent                                   $220,775,722.69
     Delinquent Percentage                                                 6.77%

Defaulted Accounts During the Month                               $23,244,740.95
Annualized Default Percentage                                              8.86%
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Jun-2001                                 1996-C                           Page 2



Principal Collections                                            $384,867,091.80
Principal Payment Rate                                                    12.23%

Total Payment Rate                                                        13.03%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $184,500,000.00
     Class B Initial Invested Amount                              $19,125,000.00
     Class C Initial Invested Amount                              $21,375,000.00
                                                            --------------------
INITIAL INVESTED AMOUNT                                          $225,000,000.00

     Class A Invested Amount                                     $246,000,000.00
     Class B Invested Amount                                      $25,500,000.00
     Class C Invested Amount                                      $28,500,000.00
                                                            --------------------
INVESTED AMOUNT                                                  $300,000,000.00

     Class A Adjusted Invested Amount                            $246,000,000.00
     Class B Adjusted Invested Amount                             $25,500,000.00
     Class C Adjusted Invested Amount                             $28,500,000.00
                                                            --------------------
ADJUSTED INVESTED AMOUNT                                         $300,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                             9.53%
PRINCIPAL ALLOCATION PERCENTAGE                                            9.53%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                  $36,678,046.92

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                      $4,373,050.93

MONTHLY SERVICING FEE                                                $375,000.00

INVESTOR DEFAULT AMOUNT                                            $2,215,236.69
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Jun-2001                              1996-C                              Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                            $3,893,401.77
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $3,893,401.77

     Class A Monthly Interest                                        $872,753.33
     Class A Servicing Fee                                           $307,500.00
     Class A Investor Default Amount                               $1,816,494.08

TOTAL CLASS A EXCESS SPREAD                                          $896,654.36

CLASS A REQUIRED AMOUNT                                                    $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                              $403,584.33
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $403,584.33

     Class B Monthly Interest                                         $95,628.54
     Class B Servicing Fee                                            $31,875.00

TOTAL CLASS B EXCESS SPREAD                                          $276,080.79
CLASS B INVESTOR DEFAULT AMOUNT                                      $188,295.12
CLASS B REQUIRED AMOUNT                                              $188,295.12

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                         $35,625.00
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Jun-2001                              1996-C                              Page 4



EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $1,588,174.98

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $188,295.12

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $331,437.91

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $62,500.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,005,941.95
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Jun-2001                               1996-C                             Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $7,803,152.65

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                              $0.00

     Excess Finance Charge Collections applied to
     Class A Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                          $0.00

     Excess Finance Charge Collections applied to
     Class B Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Reductions of Class B Invested Amount                                 $0.00

     Excess Finance Charge Collections applied to
     Class C Required Amount                                               $0.00

     Excess Finance Charge Collections applied to
     Reductions of Class C Invested Amount                                 $0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                           $0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                          $0.00

     Excess Finance Charge Collections applied to
     other amounts owed to Spread Account
     Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                             6.22%
     Base Rate (Prior Month)                                               6.36%
     Base Rate (Two Months Ago)                                            7.26%
                                                                       ---------
THREE MONTH AVERAGE BASE RATE                                              6.61%

     Portfolio Yield (Current Month)                                      10.13%
     Portfolio Yield (Prior Month)                                        11.07%
     Portfolio Yield (Two Months Ago)                                     11.84%
                                                                       ---------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.01%
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Jun-2001                               1996-C                             Page 6



PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $36,678,046.92

INVESTOR DEFAULT AMOUNT                                            $2,215,236.69

REALLOCATED PRINCIPAL COLLECTIONS
     Allocable to Class C Interests                                        $0.00
     Allocable to Class B Certficates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          $0.00

CLASS A SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                                        $0.00
     Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                                        $0.00
     Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $38,893,283.61

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
     Required Cash Collateral Amount                               $9,000,000.00
     Available Cash Collateral Amount                              $9,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie H. Klein
                                                -----------------------------
                                                Tracie H. Klein
                                                First Vice President